SECOND QUARTER 2024 EARNINGS PRESENTATION August 7, 2024 1 JanusIntl.com

2 FORWARD-LOOKING STATEMENTS Certain statements in this communication, including the estimated guidance provided under “2024 Financial Outlook” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products, the strength of the industrials markets, and Janus’s expectations regarding its revenue, operating expenses, other operating results, and other key metrics, including Janus’s ability to meet previously announced earnings guidance with respect to Janus and/or its individual segments. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “positioned,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption, and/or financial loss; (v) risks related to our share repurchase program, including risks if it is or is not fully consummated and the risk that it will not enhance shareholder value; (vi) the risk that the demand outlook for Janus’s products may not be as strong as anticipated; (vii) general economic conditions, including the capital and credit markets, and adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints; and (viii) any anticipated synergies and/or benefits from acquisitions. There can be no assurance that the events, results, trends, or guidance regarding the financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. NON-GAAP FINANCIAL MEASURES In this presentation, Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, Adjusted EBITDA and Adjusted Net Income provide useful measures for period- to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax- adjusted add-backs shown in the Adjusted EBITDA reconciliation. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2024 included in this presentation in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA and Adjusted Net Income should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA and Adjusted Net Income rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

3 AGENDA 3 Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 2Q24 Financial Overview & Guidance Update

Second Quarter 2024 Highlights

- 8.2% total revenue decline
  - Total Self-Storage down 6.2% - New Construction up 7.3% , R3 down 23.5%
  - Commercial & Other down 12.4%
- Adjusted EBITDA[1] decline of 12.8% to $64.5 million
- Delivered Adjusted EBITDA as a percentage of revenues of 26.0%, a decrease of ~130 basis points vs. 2Q 2023
- Substantial free cash flow[1] generation of $25.3 million; TTM 2Q 2024 free cash flow conversion of Adj. Net Income[1] of 116%
- Nokē Smart Entry System total installed units sequential growth of 7.6% to 323,000
- Acquired assets of TMC, a premier provider of terminal maintenance services for the trucking industry in the Southeast
- Repurchased 0.75 million shares for $10.1 million (including commissions and excise taxes)
- Moody's upgraded credit rating to Ba3 from B1, outlook revised to positive
- Voluntarily paid down $21.9 million on first lien term loan
- Successfully repriced term loan which reduced interest rate by 50 bps from SOFR+300+CSA to SOFR+250

Second Quarter 2024 Revenue Mix


Self-Storage Mix: 69.3%
30.7%
44.6%
24.7%
New Construction
Restore, Rebuild & Replace (R3)
Commercial & Other

1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company's latest filings with the SEC as well as the appendix of this presentation.

JANUS INTERNATIONAL GROUP
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5 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Adj. EBITDA1 $64.5M 12.8% decrease 26.0% margin Revenue $248.4M 8.2% decrease Adj. Diluted EPS1 $0.21 Adj. Net Income1 of $30.1M Operating Cash Flow $31.0M FCF1 of $25.3M Q2 2024 Results Overview Continued Solid Financial Performance

6 Adj. EBITDA1 $130.8M $4.4 decrease 26.0% margin Revenue $502.9M $19.6M decrease Adj. Diluted EPS1 $0.42 Adj. Net Income1 of $61.1M Operating Cash Flow $59.6M FCF1 of $49.3M Year-to-Date 2024 Results Overview 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Building on our Track Record of Execution and Growth

7 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Flow Conversion of Adj. Net Income1 116% TTM at 2Q 2024 Solid Balance Sheet 2.0x-3.0x Net Leverage Ratio Target1 Net Debt/TTM Adj. EBITDA of 1.7x at 2Q 2024 Liquidity2 of $234.7M at 2Q 2024 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Aim to maintain discipline across all capital allocation opportunities Financial Flexibility Share Repurchases And other actions intended to optimize capital structure and returns Repurchased 0.75M shares for $10.1M 1. Free Cash Flow Conversion of Adjusted Net Income and Net Leverage Ratio are not financial measure determined in accordance with GAAP. For a definition of these metrics and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Liquidity is defined as cash and cash equivalents + available balance on line of credit

8 2024 Updated Guidance FULL YEAR 2024 Guidance Revenue $1.005B to $1.035B 4.3% decrease at midpoint from 2023 Adjusted EBITDA1 $255M to $275M 7.2% decrease at midpoint from 2023 • Updating full year guidance for Revenue and Adjusted EBITDA • Outlook reflects first half results, current backlog and visibility into end markets Building on Established Momentum to Deliver Another Year of Record Results 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation.

9 • Financial ◦ YTD 2024 results including Adjusted EBITDA1 as a percentage of revenues of 26.0% ◦ Continued strong cash generation with TTM 2Q 2024 free cash flow conversion of Adjusted Net Income1 of 116% • Operations ◦ Announced all-new internal hardwired smart lock, Nokē Ion™ ◦ Announced NS Series of enhanced security doors ◦ Nokē Smart Entry System year-to-date total installed units growth of 17.0% to 323,000 • Capital Allocation ◦ Net leverage ratio1 of 1.7x, below the stated range of 2.0 - 3.0x ◦ Acquired assets of TMC, a premier provider of terminal maintenance services for the trucking industry in the Southeast ◦ Moody’s upgraded credit rating to Ba3 from B1, revised outlook to positive ◦ Voluntarily paid down $21.9 million on first lien term loan ◦ Successfully repriced term loan which reduced interest rate by 50 bps from SOFR+300+CSA to SOFR+250 ◦ Repurchased 1.8 million shares for $25.4 million year-to-date (including commissions excise taxes). At quarter end, the Company had $74.9 million remaining on its share repurchase authorization YTD 2024 Accomplishments 1. Free Cash Flow Conversion of Adjusted Net Income and Net Leverage Ratio are not financial measure determined in accordance with GAAP. For a definition of these metrics and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation.

Appendix

Adjusted EBITDA Reconciliation*

	Three Months Ended		Variance	
	June 29, 2024	July 1, 2023	$	%
Net Income	$ 27.6	$ 37.0	$ (9.4)	(25.4)%
Interest, net	13.0	14.8	(1.8)	(12.2)%
Income taxes	9.5	12.4	(2.9)	(23.4)%
Depreciation	3.0	2.2	0.8	36.4%
Amortization	8.0	7.4	0.6	8.1%
EBITDA*	**$ 61.1**	**$ 73.8**	**$ (12.7)**	**(17.2)%**
Restructuring charges1	0.3	0.2	0.1	50.0%
Acquisition expense2	1.4	—	1.4	100.0%
Loss on extinguishment and modification of debt3	1.7	—	1.7	100.0%
Adjusted EBITDA*	**$ 64.5**	**$ 74.0**	**$ (9.5)**	**(12.8)%**

	Six Months Ended		Variance	
	June 29, 2024	July 1, 2023	$	%
Net Income	$ 58.3	$ 63.0	$ (4.7)	(7.5)%
Interest, net	27.3	30.8	(3.5)	(11.4)%
Income taxes	20.0	21.4	(1.4)	(6.5)%
Depreciation	5.9	4.4	1.5	34.1%
Amortization	15.5	14.8	0.7	4.7%
EBITDA*	**$ 127.0**	**$ 134.4**	**$ (7.4)**	**(5.5)%**
Restructuring charges1	0.7	0.8	(0.1)	(12.5)%
Acquisition expense2	1.4	—	1.4	100.0%
Loss on extinguishment and modification of debt3	1.7	—	1.7	100.0%
Adjusted EBITDA*	**$ 130.8**	**$ 135.2**	**$ (4.4)**	**(3.3)%**

(1) Restructuring charges consist of the following: 1) facility relocations, and 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, strategic business assessment and transformation projects.
(2) Income or expenses related to various professional fees and legal settlements from acquisition activities.
(3) Adjustment for loss on extinguishment and modification of debt regarding the write off of unamortized fees and third-party fees as a result of the debt modification completed in April 2024.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

JANUS INTERNATIONAL GROUP

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12 Adjusted Net Income Reconciliation* (dollar amounts in tables in millions) Three Months Ended Six Months Ended June 29, 2024 July 1, 2023 June 29, 2024 July 1, 2023 Net Income $ 27.6 $ 37.0 $ 58.3 $ 63.0 Net Income Adjustments(1) 3.4 0.2 3.8 0.8 Tax Effect on Net Income Adjustments(2) (0.9) (0.1) (1.0) (0.2) Non-GAAP Adjusted Net Income* $ 30.1 $ 37.1 $ 61.1 $ 63.6 (1) Net Income Adjustments for the three months ended June 29, 2024 include $0.3 restructuring charges, $1.4 acquisition expenses, and $1.7 loss on extinguishment and modification of debt. Net Income adjustments for the six months ended June 29, 2024 include $0.7 restructuring charges, $1.4 acquisition expenses and $1.7 loss on extinguishment and modification of debt. Refer to the Adjusted EBITDA table above for further details. (2) Tax effective tax rates of 25.6% and 25.1% were used for the three months ended June 29, 2024 and July 1, 2023, respectively. The effective tax rates of 25.5% and 25.4% were used for the six months ended June 29, 2024 and July 1, 2023, respectively. . *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

13 Non-GAAP Adjusted EPS* Three Months Ended June 29, 2024 July 1, 2023 Numerator: GAAP Net Income $ 27.6 $ 37.0 Non-GAAP Adjusted Net Income $ 30.1 $ 37.1 Denominator: Weighted average number of shares: Basic 145,857,673 146,765,631 Adjustment for Dilutive Securities 577,450 6,526 Diluted 146,435,123 146,772,157 GAAP Basic EPS $ 0.19 $ 0.25 GAAP Diluted EPS $ 0.19 $ 0.25 Non-GAAP Adjusted Basic EPS $ 0.21 $ 0.25 Non-GAAP Adjusted Diluted EPS $ 0.21 $ 0.25 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Six Months Ended June 29, 2024 July 1, 2023 Numerator: GAAP Net Income $ 58.3 $ 63.0 Non-GAAP Adjusted Net Income $ 61.1 $ 63.6 Denominator: Weighted average number of shares: Basic 146,230,907 146,734,762 Adjustment for Dilutive Securities 509,760 27,267 Diluted 146,740,667 146,762,029 GAAP Basic EPS $ 0.40 $ 0.43 GAAP Diluted EPS $ 0.40 $ 0.43 Non-GAAP Adjusted Basic EPS $ 0.42 $ 0.43 Non-GAAP Adjusted Diluted EPS $ 0.42 $ 0.43

14 Free Cash Flow Conversion* Trailing Twelve-Months Ended (dollar amounts in millions) June 29, 2024 July 1, 2023 Cash flow from operating activities $ 178.2 $ 141.9 Less: capital expenditure (19.7) (13.1) Free cash flow $ 158.5 $ 128.8 Non-GAAP Adjusted Net Income1 $ 136.1 $ 128.5 Free cash flow conversion of Non-GAAP Adjusted Net Income 116% 100 % Six Months Ended June 29, 2024 July 1, 2023 Cash flow from operating activities $ 59.6 $ 96.6 Less: capital expenditure (10.3) $ (9.6) Free cash flow $ 49.3 $ 87.0 Non-GAAP Adjusted Net Income $ 61.1 $ 63.6 Free cash flow conversion of Non-GAAP Adjusted Net Income 81% 137% *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. 1) Trailing Twelve-month Adjusted Net Income for the period ended June 29, 2024 consists of the sum of Adjusted Net Income as reported in the Company’s Quarterly or Annual Reports, as applicable, of $39.0, $35.9, $31.1 and $30.1 for the periods ended September 30,2023, December 30, 2023, March 30, 2024, and June 29, 2024, respectively. Trailing Twelve-month Adjusted Net Income for the period ended July 1, 2023 consists of the sum of Adjusted Net Income as reported in the Company’s Quarterly or Annual Reports, as applicable, of $32.3, $32.7, $26.4 and $37.1 for the periods ended October 1, 2022, December 31, 2022, April 1, 2023, and July 1, 2023, respectively.

15 Net Leverage Ratio* *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. June 29, 2024 December 30, 2023 Note payable - First Lien $ 600.0 $ 623.4 Less: Cash 110.1 171.7 Net Debt* $ 489.9 $ 451.7 Net Income (Trailing Twelve-Month periods ended)1 $ 131.1 $ 135.7 Adjusted EBITDA (Trailing Twelve-Month periods ended)2 $ 281.3 $ 285.6 Long-Term Debt to Net Income 4.6 4.6 Non-GAAP Net Leverage Ratio* 1.7 1.6 1) Trailing Twelve-month Net Income for the period ended June 29, 2024 consists of the sum of Net Income as reported in the Company’s Quarterly and Annual Reports, as applicable, of $37.0, $35.8, $30.7, and $27.6 for the periods ended September 30, 2023, December 30, 2023, March 30, 2024, and June 29, 2024, respectively. Trailing Twelve-month Net Income for the period ended December 30, 2023 is Net Income as reported in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023. 2) Trailing Twelve-months Adjusted EBITDA for the period ended June 29, 2024 consists of the sum of Adjusted EBITDA as reported in the Company’s Quarterly or Annual Reports, as applicable, of $76.2, $74.3, $66.3, and $64.5 for the periods ended September 30,2023, December 30, 2023, March 30, 2024, and June 29, 2024, respectively. Trailing Twelve-month Adjusted EBITDA for the period ended December 30, 2023 is Adjusted EBITDA as reported in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023.